Summary of Pre-Tax losses Included in AOCI (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Pension benefits
Summary of the pre-tax losses included in AOCI
Actuarial loss (gain)	$ 1,660	$ 1,885
Prior service credit and transition obligation	(12)	(5)
Total pre-tax loss recognized in AOCI	1,648	1,880
OPEB
Summary of the pre-tax losses included in AOCI
Actuarial loss (gain)	(76)	(89)
Prior service credit and transition obligation	(88)	(103)
Total pre-tax loss recognized in AOCI	$ (164)	$ (192)